UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 5, 2007

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement

On December 5, 2007 (the “Closing Date”), MPC Computers, LLC (“MPC Computers”), a wholly owned subsidiary of MPC Corporation (“MPC”), entered into a services agreement (the “Services Agreement”) with Flextronics Computing Sales and Marketing Ltd. (“Flextronics”). Under the Services Agreement, Flextronics has agreed to provide both management resources services and procurement services to MPC Computers, each of which is briefly described below.

Management Resources Services

Under the Services Agreement, Flextronics will provide MPC Computers with dedicated management resources (“Management Resource Services”) at cost plus 2.5%. The Management Resource Services are provided to (a) oversee current manufacturing operations in Nashville using MPC Computers systems, personnel, manufacturing equipment and materials, (b) assess opportunities for process improvement, and (c) report any issues affecting production output with recommended actions to resolve such issues. The Management Resource Services will also include such other matters as may be requested by MPC Computers and agreed by Flextronics from time to time.

Procurement Services

Under the Services Agreement, Flextronics will provide MPC Computers with materials procurement services, expedite and negotiation services (“Procurement Services”), such Procurement Services to be provided by Flextronics on behalf of MPC Computers for the mutually agreed upon commodities. MPC Computers has agreed to reimburse Flextronics for the actual cost payable to third parties for commodities acquired by Flextronics in connection with the Procurement Services. Additionally, MPC Computers will reimburse Flextronics for the Procurement Services, based on the number of line items and resources required to carry out the Procurement Services, at cost +5%. Flextronics will provide MPC Computers with an initial credit line of $15 million, which Flextronics reserves the right to review and adjust, in accordance with industry standard practice, to reflect any material change in the MPC Computers business or financial outlook. MPC Computers and Flextronics will review the credit limit and payment terms on a monthly basis.

The foregoing description of the Services Agreement is not complete and is qualified in its entirety by reference to the Services Agreement, which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events

On December 5, 2007, MPC issued a press release (the “Press Release”) concerning the Services Agreement. The Press Release is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Services Agreement dated as of December 5, 2007 among MPC Computers, LLC and Flextronics Computing Sales and Marketing Ltd.

99.2	Press Release dated December 5, 2007 relating to the Services Agreement among MPC Computers, LLC and Flextronics Computing Sales and Marketing Ltd., dated as of December 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: December 6, 2007	By: /s/ Curtis Akey Curtis Akey Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Services Agreement dated as of December 5, 2007 among MPC Computers, LLC and Flextronics Computing Sales and Marketing Ltd.
99.2	Press Release dated December 5, 2007 relating to the Services Agreement among MPC Computers, LLC and Flextronics Computing Sales and Marketing Ltd., dated as of December 5, 2007